UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2016

INTEGRATED SURGICAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12471 (Commission File Number)	68-0232575 (IRS Employer Identification No.)

2425 Cedar Springs Road Dallas, Texas (Address of principal executive offices)	75201 (Zip Code)

Registrant’s telephone number, including area code: (310) 526-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

General

On October 14, 2016, Integrated Surgical Systems, Inc., a Delaware corporation (“Integrated”), entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with theMaven Network, Inc., a Nevada corporation (“theMaven”) and the shareholders of theMaven, holding all of the issued and outstanding shares of theMaven (collectively, “theMaven Shareholders”).

The transaction will result in Integrated acquiring theMaven as a wholly owned subsidiary by the exchange of all of the outstanding securities of theMaven held by theMaven Shareholders for a number of newly issued shares of the common stock of Integrated (the “Common Stock”), representing approximately 55% of the issued and outstanding shares of Common Stock immediately after the transaction (the “Share Exchange”). The final number of shares of Common Stock to be issued to theMaven Shareholders (the “Exchange Shares”) at the closing of the Share Exchange (the “Closing”) will be determined and adjusted based on an exchange formula as set forth in the Share Exchange Agreement.

The Share Exchange Agreement contains customary representations and warranties from theMaven, theMaven Shareholders and Integrated. At the Closing, 35% of the Exchange Shares will be delivered into escrow and will be subject to indemnification claims for breach of representations and warranties by theMaven and theMaven Shareholders, as well as repurchase by Integrated if theMaven does not meet specific milestone achievements.

The Closing is conditioned on certain pre-closing conditions, including but not limited to the preparation of the financial statements of theMaven and entry of employment agreements with the current, key employees of theMaven. Integrated is expecting to close the Share Exchange in the next several weeks. Under the Share Exchange Agreement, theMaven has granted Integrated an exclusivity period until December 31, 2016.

At the Closing, Mr. James C. Heckman, the current Chief Executive of theMaven will be appointed as a director as well as the Chief Executive and the President of Integrated. The current Chief Operating Officer of theMaven and current Chief Technology Officer of theMaven will also become the Chief Operating Officer and Chief Technology Officer of Integrated. The current Chief Financial Officer of Integrated, Mr. Gary Schuman will continue as the Chief Financial Officer of Integrated. The current directors of Integrated will continue to serve on the Board of Directors of Integrated. Mr. Robert Levande will resign as the Secretary of Integrated and the new Chief Operating Officer of Integrated will serve as the Secretary.

All of the newly issued Exchange Shares will be subject to a one-year lock-up and do not have any registration rights. The Share Exchange will made on the basis of its being a private placement under Section 4(a)(2) of the Securities Exchange Act of 1933, as amended (the “Act”). After the Closing, theMaven will become a wholly owned subsidiary of Integrated and Integrated will cease to be a “shell company” (as such term is defined in Rule 12b-2 under Securities Exchange Act of 1934).

Other Key Terms of the Share Exchange Agreement

•	Previously, Integrated provided a series of advances for an aggregated amount of approximately $640,000 to theMaven (the “Term Note”). The Term Note is personally guaranteed of an officer of theMaven and secured by a mortgage held by Integrated on certain properties located in the State of Washington and the Province of British Columbia (“Mortgage”). A portion of the Term Note is secured by a corporate guarantee (“MDB Guarantee”) from MDB Capital Group, LLC (“MDB”). At the Closing, the Term Note will be cancelled and the Personal Guarantee, the Mortgage and the MDB Guarantee will be terminated.

•	MDB is acting as an advisor to Integrated in connection with the Share Exchange under an investment banking advisory services agreement dated November 28, 2007, amended on September 12, 2008 and April 15, 2009 (the “Investment Banking Agreement”). Under the Investment Banking Agreement, Integrated will pay MDB a cash fee and issue a 5-year warrant to purchase a number of shares of Common Stock, representing 5% of the number of shares of Integrated on a fully diluted basis immediately after the Closing. The warrant will be issued on a private placement basis, to an accredited investor under Section 4(a)(2) of the Act. The Common Stock underlying the warrant is subject to a one-year lock-up commencing on the closing date of the Share Exchange.

Note that MDB is an affiliate of Integrated by reason of Mr. Christopher Marlett being a director and officer of Integrated and the principal owner, member and officer of MDB and Mr. Robert Levande being a director and officer of Integrated and an affiliate of MDB. Mr. Gary Schuman the Chief Financial Officer of Integrated and the Chief Financial Officer of MDB.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect our views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates”, “believes”, “estimates”, “expects”, “plans”, “projects”, “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. Integrated undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that may cause actual results to differ from those projected include the risk specified below.

Overview of theMaven

History of theMaven and Business Overview

theMaven was incorporated in Nevada on July 22, 2016, under the name “Amplify Media, Inc.” On July 27, 2016, the corporate name was amended to “Amplify Media Network, Inc.” and on October 14, 2016, the corporate name was further amended to “theMaven Network, Inc.”

Although theMaven was founded in 2016, its founding team worked on a variety of digital media platforms, with the common thread of achieving economies of scale by assembling a network of publishers, covering particular niche media interests, on a unified technology and business platform. The founder and Chief Executive Officer of theMaven created the first version of this model in 1991, leveraging early digital technology for NFL teams for “NFL Exclusive”, and later founded Rivals.com, which is still operated today by Yahoo!. theMaven’s founders have worked together since 1999, building many different socially focused, single platform media models, including Scout.com, Rivals.com, Rivals.net (Europe), Zazzle, and 5to1.com.

Based on theMaven team’s prior experience, the founders of theMaven established TheMaven to build and operate an exclusive network of professionally managed media channels and interest groups, each operated by a hand-selected group of experts, reporters, group evangelists and social leaders as “Channel Partners.” theMaven’s Channel Partners leverage theMaven’s proprietary, socially-driven, mobile-enabled, video-focused technology platform to engage niche audiences within a single network ( “theMaven Platform”).

theMaven believes its media model will appeal to the users and subscribers of theMaven Platform in a way similar to how the model has previously appealed to sports fans in its founders’ previous ventures. theMaven Platform intends to appeal to professional publishers who currently struggle to monetize on their existing platforms, or are operating with less-than-world-class features in one or more areas (mobile, video, community, etc.). The consumer-facing product of theMaven Platform will be made available on the web and as iOS (Apple) and Android mobile applications.

Once launched, theMaven expects its two primary revenue sources to be online advertising/sponsorships and paid memberships (subscriptions). theMaven expects advertising/sponsorships will be sold primarily by theMaven and/or major media partner(s) to companies to promote the companies’ brands, products and services, amplify their visibility and reach to target an audience based on the professionally managed media channels and interest groups on theMaven Platform.

At this stage of the company’s development, business development consists of developing a “target” list of selective, invite-only “Channel Partners,” and reaching out to those “Channel Partners” for discussion. The management team has extensive experience in the past building partner networks, but it will take time and further development of the technology platform to begin securing these partners.

Technology and Intellectual Property

theMaven expects to incorporate state-of-the-art mobile, video, communications, social, notifications and other technology into its theMaven Platform, including modern DevOps processes with continuous integration/continuous deployment and an entirely cloud-based back-end. The software engineering team is experienced at delivering service at extreme scale, drawing upon years of experience at GoogleTM, Yahoo!TM, Microsoft TM et al. theMaven expects to develop its software by combining proprietary code with components from the open-source community, plus select commercial services. To the extent it is able and given the limited financial resources at its disposal, theMaven is investing in core technical competencies to be able to do more product development.

theMaven believes that innovation is one of the keys to its competitiveness and will be necessary for future sustained growth. Currently, theMaven relies on the confidentiality of its operations, proprietary know-how and business secrets. All theMaven employees have entered into confidentiality agreements and it considers its employees’ work to be proprietary and owned by theMaven. There can be no assurance that theMaven will be able to enforce its rights if they are improperly taken by theMaven’s employees or adopted by its competitors without the approval of theMaven.

In the future, when necessary, theMaven will take steps to protect its intellectual property interests under the laws of the United States and the jurisdictions in which it intends to operate. In the future, theMaven plans to protect its intellectual property in appropriate market segments. As the business develops, theMaven plans to develop specific trademarks for its products and seek registration of those marks with government authorities for their protection. theMaven also plans to seek opportunities to obtain patent protections. theMaven does not currently hold registered trademarks or patents.

Competition

Currently theMaven believes that there are dozens of competitors delivering niche media content on the web and on mobile devices. All those competitors use mobile alerts, invest heavily in video and leverage social media. theMaven, however, believe its team has developed distribution, production and technology tactics that have proven to be highly engaging and effective for its particular model, which organizes channels into interest groups, led by its expert partners – the “Channel Partners.”

The web provides unlimited access to the market by niche or general media companies, so there are a large number and variety of direct competitors of theMaven competing for audience and ad dollars. The general business of online media, combined with some level or method of leveraging community attracts many potential entrants, and in the future there may be strong competitors that will compete with theMaven in general or in selected markets.  These and other companies may be better financed and be able to develop their markets more quickly and penetrate those market more effectively.

As discussed above, theMaven anticipates that it will compete on the basis of its technology, ease of use, value delivered to both consumers and “Channel Partners,” and platform evolution through a continuing development program. theMaven believes that, if properly funded, its methods, technology and experience will enable it to compete for a material amount of market share of media dollars and subscription revenue. theMaven also believes it will rapidly establish a reputation for its business, distribution and technology methods within selected initial markets, which can be enhanced over time as theMaven gains customer awareness and channel partner success. Concurrent with the growth of its customer base, theMaven believes it will develop brand awareness, which translates to sponsorship support, and will obtain data from its users that will allow theMaven to expand our its content and advertising offerings.

theMaven’s competitive position may be seriously damaged if it cannot maintain and obtain patent protection for important differentiating aspects of its products or otherwise protect its intellectual property rights in its technology. theMaven relies on a combination of contracts, patent and trade secret laws to establish and protect its proprietary rights in its technology. However, it may not be able to prevent misappropriation of its intellectual property, its competitors may be able to independently develop similar technology and the agreements it enter into to protect its proprietary rights may not be enforceable.

Employees and Operation

At the time of this report, theMaven had a total of fourteen full-time employees, of which three of them were in senior executive positions, eight of them were in software development/test/operations, two of them were in business/network development and one employee was in user experience/design.  None of the employees are covered by any collective bargaining agreement. In the future, theMaven expects to expand its management employees for financial compliance, and add operational employees as the channel partner network expands.  Its future success will depend in part on its ability to continue to attract, retain and motivate highly qualified technical and management personnel.

theMaven currently subleases approximately 1,500 square feet for its executive offices and operational facilities on a month-to-month basis in Seattle, WA. The business office of theMaven is located at 5048 Roosevelt Way NE, Seattle, WA 98105. Management, software development and operations activities are conducted at 200 1st Ave. West, Suite 230, Seattle, WA 98119.

theMaven operates a website at themaven.net, which is currently under development. Information contained on any personal, viral, social network informational websites or software applications, do not constitute part of this report.

Item 9.01	Financial Statements and Exhibits

10.1	Form of Share Exchange Agreement, dated October 14, 2016, among Integrated Surgical Systems, Inc., theMaven Network, Inc. and the shareholders of theMaven Network, Inc.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTEGRATED SURGICAL SYSTEMS, INC.

	By:	/s/ Gary A. Schuman
Gary A. Schuman, Chief Financial Officer

Dated: October 17, 2016